KRANESHARES TRUST

KraneShares Photonic and Optical ETF

(the “Fund”)

Supplement dated November 4, 2026, to the Fund’s Statutory Prospectus and Statement of Additional Information, dated July 6, 2026, as supplemented.

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statutory Prospectus and Statement of Additional Information.

Effective November 2, 2026, the voluntary fee waiver previously implemented by Krane Funds Advisors, LLC, as the investment adviser to the Fund, has been eliminated. Accordingly:

1.	In the “Management” section of the Statutory Prospectus, under the “Investment Adviser” heading, the first sentence of the paragraph immediately following the advisory fee table is deleted; and

2.	In the “INVESTMENT ADVISER” section of the Statement of Additional Information, the first sentence of the paragraph immediately following the advisory fee table is deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.